Exhibit 99.2

Consolidated Financial Statements

Dumex Medical Inc.
(formerly 574952 Ontario Inc.)
June 30 2002

Dumex Medical Inc.
(formerly 574952 Ontario Inc.)

CONSOLIDATED BALANCE SHEET

As at June 30

                                                                          2002               2001
                                                                            $                  $
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ASSETS
Current
Accounts receivable                                                  2,264,130          2,115,717
Inventories [note 2]                                                 2,622,356          4,855,977
Income taxes recoverable                                                81,907            175,123
Deposits and prepaid expenses                                          347,992            523,463
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Total current assets                                                 5,316,385          7,670,280
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Capital assets [note 3]                                              1,589,338          2,113,815
Patents, licenses and trademarks                                            --            116,750
Pre-operating costs                                                         --          3,705,111
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                                                                     6,905,723         13,605,956
=================================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)
Current
Bank indebtedness [note 4]                                           4,706,340          3,858,556
Accounts payable and accrued liabilities                             2,853,196          1,487,763
Current portion of notes payable to shareholders [note 5]            4,787,364             16,666
Current portion of obligations under capital leases                    139,897            173,225
Current portion of loans payable [note 6]                              295,000            114,000
Notes payable [note 7]                                                 200,000                 --
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Total current liabilities                                           12,981,797          5,650,210
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Notes payable to shareholders                                               --          3,658,694
Obligations under capital leases                                            --            141,915
Loans payable                                                               --            219,000
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Total liabilities                                                   12,981,797          9,669,819
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Shareholders' equity (deficiency)
Share capital [note 8]                                               4,907,286          3,971,886
Deficit                                                            (10,983,360)           (35,749)
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Total shareholders' equity (deficiency)                             (6,076,074)         3,936,137
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                                                                     6,905,723         13,605,956
=================================================================================================

Dumex Medical Inc.
(formerly 574952 Ontario Inc.)

CONSOLIDATED STATEMENT OF LOSS
AND RETAINED EARNINGS (DEFICIT)

6 month period ended June 30

                                                                          2002               2001
                                                                            $                  $
-------------------------------------------------------------------------------------------------

Sales                                                                7,267,652          6,742,960
Cost of sales                                                        5,257,756          4,546,762
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Gross profit                                                         2,009,896          2,196,198
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Selling, general and administrative expenses                         3,098,057          2,698,440
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Loss before interest, depreciation and amortization
   and income taxes                                                 (1,088,161)          (502,242)
Depreciation and amortization                                          138,179            112,808
Interest expense                                                       527,531            313,347
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Loss before recovery of future income taxes                         (1,753,871)          (928,397)
Recovery of future income taxes                                             --           (230,585)
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Net loss for the period                                             (1,753,871)          (697,812)

Retained earnings (deficit), beginning of period                    (9,229,489)           662,063
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Deficit, end of period                                             (10,983,360)           (35,749)
=================================================================================================

Dumex Medical Inc.
(formerly 574952 Ontario Inc.)

CONSOLIDATED STATEMENT OF CASH FLOWS

6 month period ended June 30

                                                                          2002               2001
                                                                            $                  $
-------------------------------------------------------------------------------------------------

OPERATING ACTIVITIES
Net loss for the period                                             (1,753,871)          (697,812)
Add (deduct) items not affecting cash
   Depreciation and amortization                                       138,179            112,808
   Future income taxes                                                      --           (230,585)
   Deferred charges written off                                             --             86,424
   Deferred rental income                                                   --             (3,710)
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                                                                    (1,615,692)          (732,875)
Changes in non-cash working capital balances related
   to operations
   Accounts receivable                                                 184,754            (34,101)
   Inventories                                                         394,994         (1,675,354)
   Income taxes recoverable                                             71,465            (29,750)
   Deposits and prepaid expenses                                       (76,584)           224,016
   Accounts payable and accrued liabilities                            110,370            715,067
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Cash used in operating activities                                     (930,693)        (1,532,997)
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INVESTING ACTIVITIES
Increase in pre-operating costs deferred                                    --         (2,184,020)
Purchase of capital assets                                             (38,900)          (146,861)
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Cash used in investing activities                                      (38,900)        (2,330,881)
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FINANCING ACTIVITIES
Increase in bank indebtedness                                          (35,523)           675,142
Increase in notes payable to shareholders                            1,300,804          2,526,425
Repayment of obligations under capital leases                          (95,688)           (88,462)
Repayment of loans payable                                                  --           (520,431)
Repayment of note payable                                             (200,000)                --
Issuance of share capital                                                   --          1,271,204
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Cash provided by financing activities                                  969,593          3,863,878
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Net increase in cash during the period                                      --                 --
Cash, beginning of period                                                   --                 --
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Cash, end of period                                                         --                 --
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1. INTERIM FINANCIAL STATEMENTS

The consolidated financial statements of the Company have been prepared following Canadian generally accepted accounting principles, except that they do not include all of the information and footnotes required by Canadian generally accepted accounting principles. In the opinion of the management, all adjustments considered necessary have been included. Operating results for the six month period ended June 30, 2002 are not necessarily indicative of the results that may be expected for the year ending December 31, 2002.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies followed in the preparation of these consolidated financial statements are summarized as follows:

Consolidation

These consolidated financial statements include the assets, liabilities, shareholders' equity (deficiency) and results of operations and cash flows of the Company and its wholly owned subsidiaries, Dumex Medical Surgical Products Ltd. (DMSP), Dumex Quebec Ltd., 1013172 Ontario Inc., Dumex Medical Holding Corp., Dumex Medical Corp. and Nantong Dumex Medical Products Ltd.

Use of estimates

The preparation of these consolidated financial statements in conformity with Canadian generally accepted accounting principles require the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Actual results could differ from those estimates.

Inventories

Inventories of raw material are valued at the lower of cost, determined on a first-in, first-out basis, and replacement cost. Work in process and finished goods are recorded at cost, which includes raw material, labour and direct overhead, and net realizable value.

Investment tax credits

Investment tax credits are accounted by reducing the related expenses. Accrual for investment tax credits is made when the company incurs the qualifying expenditure and there is reasonable assurance that the credits will be realized.

Capital assets

Capital assets are recorded at cost less accumulated depreciation and amortization. Depreciation and amortization are provided over the estimated useful lives of the assets using the following annual rates and bases:

Equipment	10% declining balance
Office furniture and computer equipment	20% declining balance
Computer software	30% declining balance
Automobiles	30% declining balance
Leasehold improvements	straight line over the term of the lease

Patents, licenses and trademarks

Patents and licenses were amortized on a straight-line basis over their estimated useful life of seventeen years. Trademarks were amortized on a straight-line basis over their estimated useful lives of five years. In fiscal 2001 management determined that the patents, licenses and trademarks had no future value and wrote them off.

Pre-operating costs

Costs incurred to develop a new sales distribution division were to be amortized to operations over their expected periods of economic benefit upon commencement of sales. In fiscal 2001 management determined that the pre-operating costs had no future value and wrote them off.

Deferred charges

Financing fees relating to debt were deferred and were amortized over the term of the debt. In fiscal 2001 management determined that the deferred charges had no future value and wrote them off.

Income taxes

The Company follows the liability method of tax allocation for accounting for income taxes. Under the liability method of tax allocation, future tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities, and measured by using the substantially enacted rates and laws that will be in effect when the differences are expected to reverse.

Foreign currency translation

Monetary assets and liabilities denominated in a foreign currency have been translated into Canadian dollars at rates of exchange in effect at the balance sheet date, and at exchange rates prevailing at the transaction date for non-monetary items. Items reflected in the consolidated statement of loss are translated at exchange rates prevailing on the transaction date, except for amortization which is translated at the same rates as the assets to which it relates. All foreign currency gains and losses are included in the determination of net loss for the year.

Stock option plan

The Company maintains a stock option plan intended for directors, officers, employees and consultants of the Company. The total number of options that may be granted under the terms of the plan and the exercise price of options granted under the plan is determined by the Board of Directors of the Company. These options expire no later than seven years after the date they are granted. The Company measures compensation costs related to the issuance of stock options at the time these options are exercised, based on the option price.

3. INVENTORIES

Inventories consist of the following:

                                                                          2002               2001
                                                                            $                  $
-------------------------------------------------------------------------------------------------

Raw materials                                                        1,201,688          1,572,248
Work in process                                                        196,601            178,652
Finished goods                                                       1,224,067          3,150,077
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                                                                     2,622,356          4,855,977
=================================================================================================

4. CAPITAL ASSETS

Capital assets consist of the following:

                                                                         2002
                                                     --------------------------------------------
                                                                      Accumulated             Net
                                                                   depreciation and          book
                                                     Cost            amortization           value
                                                       $                  $                    $
-------------------------------------------------------------------------------------------------
Equipment                                          2,508,708           1,127,805        1,380,903
Office furniture and computer equipment              375,381             231,234          144,147
Automobiles                                            1,933               1,933               --
Leasehold improvements                               230,465             166,177           64,288
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                                                   3,116,487           1,527,149        1,589,338
=================================================================================================

                                                                           2001
                                                     --------------------------------------------
                                                                      Accumulated             Net
                                                                    depreciation and         book
                                                      Cost           amortization           value
                                                        $                    $                 $
-------------------------------------------------------------------------------------------------
Equipment                                          2,612,127             998,847        1,613,280
Office furniture and computer equipment              437,078             267,617          169,461
Computer software                                    235,402                  --          235,402
Automobiles                                           42,644              42,223              421
Leasehold improvements                               225,451             130,200           95,251
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                                                   3,552,702           1,438,887        2,113,815
=================================================================================================

Included in the cost of equipment is $907,000 [2001 - $1,258,000] and in the cost of office furniture and computer equipment is nil [2001 - $100,000] of capital assets financed under capital leases. Included in the accumulated depreciation of equipment is $585,000 [2001 - $536,000] and in the accumulated depreciation and amortization of office furniture and computer equipment is nil [2001 - $91,000] of capital assets financed under capital leases.

5. BANK INDEBTEDNESS

The Company has a line of credit of $5,500,000, bearing interest at the bank’s prime lending rate plus 1%. At June 30, 2002 the bank’s prime lending rate was 4.25% [2000 – 7.5%]. As collateral for the bank indebtedness, the Company and certain subsidiary companies have provided general security agreements covering all the assets of the Companies (except for capital assets held under capital leases and equipment with carrying value of $650,000 as disclosed in note 6c)), a general assignment of accounts receivable and the personal guarantee of a shareholder of the Company for $500,000.

As at June 30, 2002 the Company was in violation of its banking covenants.

6. NOTES PAYABLE TO SHAREHOLDERS

Notes payable consists of the following:

                                                                          2002               2001
                                                                            $                  $
-------------------------------------------------------------------------------------------------
a)   Notes payable to shareholders which are unsecured,
     bear interest at the greater of 14.5% or prime plus 7.5%,
     maturing July 2003                                                677,364            315,360

b)   Notes payable to shareholders which are secured by a
     general security agreement subject to prior charges
     as disclosed in notes 4, 6 and equipment with carrying value of $650,000 as disclosed in note 5d), bearing interest at the
     greater of 14.5% or prime plus 7.5%, maturing July 2003         1,360,000          1,360,000

c)   Note payable to a shareholder, bearing interest at 10.0%,
     which is secured by a general security agreement subject to
     prior charges as disclosed in notes 4, 6, maturing June 2006      750,000                 --

d)   Note payable to a shareholder, bearing interest at 9.5%,
     which is secured by a general security agreement subject
     to prior charges as disclosed in notes 4 and 6, and by a charge on equipment with a carrying value of $650,000,
     maturing in May 2006                                            2,000,000          2,000,000
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                                                                     4,787,364          3,675,360
Less current portion                                                 4,787,364             16,666
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                                                                            --          3,658,694
=================================================================================================

As at June 30, 2002 the Company was in violation of its covenant on note payable disclosed in 6c) and the loan has been classified as a current liability.

7. LOANS PAYABLE

Loans payable consists of the following:

                                                                          2002               2001
                                                                            $                  $
-------------------------------------------------------------------------------------------------
Loan repayable in monthly installments of $9,500 bearing
interest at 14.9% per annum, maturing in September 2004                295,000            333,000
Less current portion                                                   295,000            114,000
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                                                                            --            219,000
=================================================================================================

The loan is secured by personal property security agreements, the hypothecation of shares of the Company, the personal guarantee of one of the shareholders of the Company, subject to prior charges as disclosed in notes 4 and 5d).

8. NOTES PAYABLE

The notes payable are unsecured, bear interest at the greater of 14.5% or prime plus 7.5% and mature in July 2003. These loans are from relatives of the shareholders and a company controlled by a shareholder.

9. SHARE CAPITAL

[a] The Company's authorized and issued shares are as follows:

                                                                          2002               2001
                                                                            $                  $
-------------------------------------------------------------------------------------------------
Authorized
Unlimited common shares.
Unlimited Class A voting preferred shares with a
   cumulative dividend of .75% of the paid in value of the shares, convertible into common shares in the ratio of 1:1.
Unlimited Class B non-voting preferred shares with a
   cumulative dividend at the greater of 14.5% and prime plus 7%, with an additional dividend on July 13, 2003 of $175,000 at which time the Company is committed to redeem the shares for $.0001 per share.
Unlimited Class C voting preferred shares convertible into common shares in the ratio of 1 : 1.

Issued
14,122,300 Common shares [2000 - 12,747,500]                            13,356             13,356
12,317,806 Class A preferred shares [2000 - 11,749,982]              2,592,930          2,512,330
175,000    Class B preferred shares                                    175,000            175,000
7,414,281  Class C preferred shares [2000 - nil]                     2,076,000          1,271,200
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                                                                     4,907,286          3,971,886
=================================================================================================

10. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

These consolidated financial statements of the Company are prepared in accordance with Canadian generally accepted accounting principles [Canadian GAAP]. Differences between Canadian GAAP and United States generally accepted accounting principles [US GAAP] are described below:

Pre-operating costs

Under Canadian GAAP the Company capitalized pre-operating costs and certain other pre-operating costs included in prepaid expenses and amortized to operations over their expected periods of economic benefit. For US GAAP, these costs are expensed as incurred.

Deferred financing costs

Under Canadian GAAP the Company expensed deferred financing costs which were not deemed to provide any future economic benefit. For US GAAP, these costs are amortized over the term of the debt financing and cannot be expensed while the debt financing remains unpaid.

Income taxes

Under Canadian GAAP, the effects of income tax rate changes are recorded when considered substantively enacted. Under US GAAP, the effects of rate changes do not impact the measurement of tax balances until passed into law. For purpose of US GAAP, no deferred tax asset has been recorded as realization is not assured.

Investment tax credits

Under Canadian GAAP, investment tax credits recoverable to the Company, which are related to cost of sales or other expenses, are recorded as a reduction to the related cost of sales or other expenses. Under US GAAP, investment tax credits reduce the provision for income taxes. Under US GAAP, the reduction of the provision for income taxes and the related increase in cost of sales and other expenses for the years ended June 30, 2002 and 2001 would be $7,500 and $18,000, respectively. There are no other differences in the provision for income taxes between Canadian and US GAAP.

Stock based compensation

Under Canadian GAAP, the Company measures compensation costs related to the issuance of stock options at the time the options are exercised, based on the option price. Under US GAAP, compensation expense is generally measured on the grant date as the difference between the exercise price and the market price of the underlying common stock. If the exercise price of the Company's stock options equals or exceeds the market price of the underlying common stock on the date of grant, no compensation expense is generally recognized.

Under US GAAP, stock options issued to non-employees in exchange for services received are recorded as an expense, or as share issuance costs where options are issued in connection with the issuance of share capital. The value of the expense or share issuance cost is based upon the fair value of the stock option issued.

Preferred shares

Under Canadian GAAP, preferred shares are classified as share capital. Under US GAAP, preferred shares that are mandatorily redeemable at a specified date or at the option of the holder, are classified as debt.

The following table discloses the items in the consolidated statement of loss that would be effected had the consolidated financial statements been prepared in accordance with US GAAP, as described above:

                                                                          2002               2001
                                                                            $                  $
-------------------------------------------------------------------------------------------------
Consolidated statement of loss

Net loss under Canadian GAAP                                        (1,753,871)          (697,812)

Adjustments, net of related tax effects:
Expensing of pre-operating costs                                            --         (2,184,020)
Expensing of amounts classified as prepaid expenses                         --            157,391
Deferral of financing costs                                            (40,583)            57,616
Stock compensation expense                                              (3,500)            (3,500)

Net loss under US GAAP                                              (1,797,954)        (2,670,325)
-------------------------------------------------------------------------------------------------

Comprehensive loss                                                  (1,797,154)        (2,670,325)
-------------------------------------------------------------------------------------------------

The following reconciles shareholders' equity (deficiency) reported under Canadian GAAP to that which would be reported under US GAAP:

                                                                          2002               2001
                                                                            $                  $
-------------------------------------------------------------------------------------------------

Shareholders' equity (deficiency), as reported under
   Canadian GAAP                                                    (6,076,074)         3,936,137

Common stock and warrants issued in connection with
   debt offerings                                                      141,830            141,830
Deferral of other financing costs                                      (23,550)            57,616
Expensing of pre-operating costs                                            --         (3,672,660)
Class B preferred shares classified as debt                           (175,000)          (175,000)

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Shareholders' equity (deficiency), as reported under US GAAP        (5,782,794)           287,923
-------------------------------------------------------------------------------------------------

The following note indicates the items in the consolidated statement of cash flows that would be affected had the financial statements been prepared in accordance with US GAAP, as described above. The revised amounts would be as follows:

                                                                          2002               2001
                                                                             $                  $
-------------------------------------------------------------------------------------------------

OPERATING ACTIVITIES
Cash used in operating activities under Canadian GAAP                 (930,693)        (1,532,997)
Deferral of pre-operating costs                                             --         (2,184,020)
-------------------------------------------------------------------------------------------------
Cash used in operating activities under US GAAP                       (930,693)        (3,717,017)
-------------------------------------------------------------------------------------------------

INVESTING ACTIVITIES
Cash used in investing activities under Canadian GAAP                  (38,900)        (2,330,881)
Deferral of pre-operating costs                                             --          2,184,020
-------------------------------------------------------------------------------------------------
Cash used in operating activities under US GAAP                        (38,900)          (146,861)
-------------------------------------------------------------------------------------------------